CENTRAL SECURITIES CORPORATION
STATEMENT OF INVESTMENTS
March 31, 2021
(unaudited)

Shares		Value
COMMON STOCKS 95.7%
	Banks 3.0%
230,000	JPMorgan Chase & Co	$35,012,900

	Communications Services 6.6%
25,000	Alphabet Inc. Class A (a)	51,563,000
325,000	Cogent Communications Holdings, Inc.	22,347,000
15,000	Facebook, Inc. Class A (a)	4,417,950
		78,327,950

	Consumer Services 0.3%
30,000	Wynn Resorts Ltd. (a)	3,761,100

	Diversified Financial 11.9%
300,000	American Express Company	42,432,000
360,000	The Bank of New York Mellon Corporation	17,024,400
330,000	Capital One Financial Corporation	41,985,900
600,000	The Charles Schwab Corporation	39,108,000
		140,550,300

	Diversified Industrial 4.5%
240,000	Brady Corporation Class A	12,828,000
700,000	Heritage-Crystal Clean, Inc. (a)	18,991,000
54,000	Roper Technologies, Inc.	21,780,360
		53,599,360

	Energy 3.6%
600,000	Hess Corporation	42,456,000

	Health Care 5.5%
90,000	Johnson & Johnson	14,791,500
195,000	Medtronic plc	23,035,350
200,000	Merck & Co., Inc.	15,418,000
300,000	Roche Holdings AG ADR	12,168,000
		65,412,850

	Insurance Brokers 2.9%
150,000	Aon plc Class A	34,516,500

	Insurance Underwriters 24.0%
28,424	The Plymouth Rock Company Class A (b)(c)	241,604,000
435,000	Progressive Corporation	41,590,350
		283,194,350

Shares		Value
	Real Estate 4.5%
1,000,000	Kennedy-Wilson Holdings Inc.	$20,210,000
1,000,000	Rayonier Inc.	32,250,000
		52,460,000

	Retailing 4.0%
34,000	Alibaba Group Holding Limited ADR (a)	7,708,820
11,000	Amazon.com, Inc. (a)	34,034,880
4,000	Mercadolibre, Inc. (a)	5,888,560
		47,632,260

	Semiconductor 9.7%
445,000	Analog Devices, Inc.	69,010,600
166,615	Cree, Inc. (a)	18,016,080
420,000	Intel Corporation	26,880,000
		113,906,680

	Software and Services 1.8%
90,000	Microsoft Corporation	21,219,300

	Technology Hardware and Equipment 12.7%
290,000	Coherent, Inc. (a)	73,338,100
210,000	Keysight Technologies, Inc. (a)	30,114,000
250,000	Motorola Solutions, Inc.	47,012,500
		150,464,600

	Utilities 0.7%
730,000	Star Group, L.P	7,730,700

	Total Common Stocks (cost $374,759,068)	1,130,244,850

SHORT-TERM INVESTMENTS 4.4%

	Money Market Fund 4.4%
51,726,783	Fidelity Investments Money Market Fund
	Treasury Only Portfolio - Class I (cost $51,726,783)	51,726,783

	Total Investments (cost $426,485,851) (100.1%)	1,181,971,633

	Cash, receivables and other assets less liabilities (0.1%)	(1,141,660)

	Net Assets (100%)	$1,180,829,973

(a) Non-dividend paying.
(b) Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 3 and Note 4.
(c) Valued based on Level 3 inputs. See Note 2.

See accompanying notes to statement of investments.

CENTRAL SECURITIES CORPORATION

(the “Corporation”)

NOTES TO STATEMENT OF INVESTMENTS

(unaudited)

1. Security Valuation – Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

As of March 31, 2021, the tax cost of investments was $426,485,851. Net unrealized appreciation was $755,485,782 consisting of gross unrealized appreciation and gross unrealized depreciation of $756,358,050 and $872,268, respectively.

2. Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•	Level 1 – Quoted prices in active markets for identical investments;
•	Level 2 – Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;
•	Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of March 31, 2021 are classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$889,640,850	_	$241,604,000	$1,130,244,850
Short-term investments	51,726,783	_	_	51,726,783
Total investments	$941,367,633	_	$241,604,000	$1,181,971,633

The following is a reconciliation of the change in the value of Level 3 investments:

Balance at December 31, 2020	$221,707,200
Change in net unrealized appreciation of investments in affiliated companies included in net increase in net assets resulting from operations	19,896,800
Balance at March 31, 2021	$241,604,000

Unrealized appreciation of Level 3 investments held as of March 31, 2021 increased by $19,896,800 during the three months ended March 31, 2021, which is included in the above table.

In valuing the Plymouth Rock Level 3 investment as of March 31, 2021, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 0.8–1.6; average: 1.1); price-to-historical earnings (range: 12.6–31.9; average: 19.3); and price-to-forward earnings estimates (range: 11.6–25.4; average: 16.9). Management also used a discounted cash flow model based on a forecasted return on equity of approximately 12% and a cost of capital of approximately 10%. Plymouth Rock’s book value was also considered. The average of these values was then discounted for lack of marketability and control of the Plymouth Rock shares. Management used a discount range of 30% to 40%, a range management believes market participants would apply. Management presented and discussed the above information with the Corporation’s directors, who approved the value for the investment.

Significant increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would have resulted in a higher (lower) range of fair values. Significant increases (decreases) in the discount for lack of marketability or cost of capital in isolation would have resulted in a lower (higher) range of fair values.

3. Restricted Securities - The Corporation may from time to time invest in securities the resale of which is restricted. On March 31, 2021, the Corporation’s only restricted security consisted of 28,424 shares of Plymouth Rock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $241,604,000 at March 31, 2021, which was equal to 20.5% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

4. Affiliated Companies – Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the three months ended March 31, 2021, unrealized appreciation from the Corporation’s investment in Plymouth Rock increased by $19,896,800 and the Corporation received dividends of $8,400,429 from Plymouth Rock. The Chief Executive Officer of the Corporation is a director of Plymouth Rock. The President of the Corporation is a director of certain subsidiaries of Plymouth Rock.